Exhibit 32.1

                    Libra Alliance Corporation

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

I, the undersigned officer of Libra Alliance Corporation certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..    the annual report on Form 10-KSB of the Company for the year ended
     December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..    the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 11, 2004             /s/ April L. Marino
                                 _________________________________________
                                 April L. Marino
                                 Principal Executive and Financial Officer